                                                                    Exhibit 10.2


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              HONDA TITLING A L.P.
                                       and
                              HONDA TITLING B L.P.,
                       as Grantors and UTI Beneficiaries,

                              HONDA TITLING C L.P.
                                       and
                              HONDA TITLING D L.P.,
                                 as Transferors,

                       AMERICAN HONDA FINANCE CORPORATION,
                                  as Servicer,

                                   HVT, INC.,
                as Origination Trustee of the Honda Lease Trust,

                    DELAWARE TRUST CAPITAL MANAGEMENT, INC.,
                  as Delaware Trustee of the Honda Lease Trust,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
 as Trust Agent and, for Certain Limited Purposes Only, as 1999-A Owner Trustee

                             1999-A SUBI SUPPLEMENT

                                       TO

                           SECOND AMENDED AND RESTATED
                          TRUST AND SERVICING AGREEMENT


                            -------------------------

                            Dated as of July 1, 1999

                            -------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                 ARTICLE ELEVEN
                                   DEFINITIONS

11.01    Definitions........................................................   6
11.02    Interpretation.....................................................   6


                                 ARTICLE TWELVE
                   CREATION AND TERMINATION OF TRUST INTERESTS

12.01    Initial Creation of the 1999-A SUBI Sub-Trust and 1999-A SUBI......   7
12.02    Rights in Respect of the 1999-A SUBI and the 1999-A Residual
         Value Insurance Proceeds...........................................   9
12.03    Issuance and Form of SUBI Certificates.............................  10
12.04    Issuance and Form of Residual Value Insurance Certificates.........  13
12.05    Filings............................................................  15
12.06    Termination of 1999-A SUBI.........................................  15
12.07    Representations and Warranties of Origination Trustee..............  15
12.08    Resignation or Removal of Origination Trustee......................  15


                                ARTICLE THIRTEEN
                   ACCOUNTS; CASH FLOWS; ELIGIBLE INVESTMENTS

13.01    1999-A SUBI Collection Account.....................................  16
13.02    1999-A SUBI Lease Account..........................................  17
13.03    1999-A Payahead Account............................................  18
13.04    Investment Gains and Losses........................................  18
13.05    Rebalancing After Third-Party Claim................................  19
13.06    Flow of 1999-A Residual Value Insurance Proceeds...................  20


                                ARTICLE FOURTEEN
                            MISCELLANEOUS PROVISIONS

14.01    Governing Law......................................................  20
14.02    Effect of 1999-A SUBI Supplement on Origination Trust Agreement....  21
14.03    Amendment..........................................................  21
14.04    Notices............................................................  22
14.05    Severability of Provisions.........................................  24
14.06    Counterparts.......................................................  24


                                    EXHIBITS


SCHEDULE I   Schedule of 1999-A Contracts and 1999-A
             Leased Vehicles as of the Cutoff Date........................  I-1

EXHIBIT A    Form of HTA LP/HTB LP 1999-A SUBI Certificate................  A-1

EXHIBIT B    Form of 1999-A SUBI Certificate..............................  B-1

EXHIBIT C    Form of [HTC LP][HTD LP] Retained 1999-A SUBI Certificate....  C-1

EXHIBIT D    Form of 1999-A Residual Value Insurance Certificate..........  D-1


                            1999-A SUBI SUPPLEMENT TO

                        SECOND AMENDED AND RESTATED TRUST
                             AND SERVICING AGREEMENT

                  1999-A SUBI SUPPLEMENT TO SECOND AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT ("1999-A SUBI Supplement"), dated and effective as of July 1, 1999, by and among Honda Titling A L.P. ("HTA LP"), a Delaware limited partnership, and Honda Titling B L.P. ("HTB LP"), a Delaware limited partnership (both as "Grantors" and "UTI Beneficiaries"), Honda Titling C L.P. ("HTC LP"), a Delaware limited partnership, and Honda Titling D L.P. ("HTD LP"), a Delaware limited partnership (both as "Transferors"), American Honda Finance Corporation, as servicer (in such capacity, the "Servicer"), HVT, Inc., a Delaware corporation, as origination trustee of the Honda Lease Trust (the "Origination Trustee"), Delaware Trust Capital Management, Inc., as Delaware trustee of the Honda Lease Trust (the "Delaware Trustee"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"), and for the limited purposes of the provisions of Sections 13.01, 13.02, 13.03 and 13.04, and the rights under 14.03, in its capacity as 1999-A Owner Trustee (as defined below).

                                    RECITALS

                  A. HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Servicer, the Origination Trustee, the Delaware Trustee, and, for certain limited purposes set forth therein, U.S. Bank, as Trust Agent, have entered into that Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998, amending and restating that certain Trust and Servicing Agreement, dated as of September 1, 1997, among the same parties, amending and restating that certain Trust Agreement, dated July 17, 1997, among the same parties (as supplemented, amended or restated from time to time, the "Origination Trust Agreement"), pursuant to which the Honda Lease Trust (the "Origination Trust") was formed for the purpose of, among other things, taking assignments and conveyances of, and holding in trust and dealing in, various Trust Assets. Capitalized terms used and not defined in these Recitals have the meaning given in the Agreement of Definitions described in Section 11.01 hereof.

                  B. The Origination Trust Agreement contemplates that certain of the Trust Assets, other than those previously identified on the Origination Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Origination Trustee shall create a SUBI at the direction of the UTI Beneficiaries and shall issue to, or to the order of, the UTI Beneficiaries one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flows arising from, but only from, such SUBI Assets.

                  C. The parties hereto desire to supplement the terms of the Origination Trust Agreement to cause the Origination Trustee to (i) identify a portfolio of Trust Assets (the "1999-A SUBI Assets") to be designated to a SUBI Portfolio (the "1999-A SUBI Portfolio") (ii) allocate such 1999-A SUBI Assets, along with interests in the 1999-A Residual Value Insurance Proceeds, to a SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"),
(iii) create the related 1999-A SUBI and (iv) create and issue to or to the order of (a) HTA LP one certificate representing a 98.01% interest in the 1999-A SUBI Assets (the "HTA LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTA LP/HTD LP 1999-A SUBI Certificate"), and (b) HTB LP one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTB LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.01% interest in the 1999-A SUBI Assets (the "HTB LP/HTD LP 1999-A SUBI Certificate" and, together with the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate, the "HTA LP/HTB LP 1999-A SUBI Certificates").

                  D. The parties hereto desire to supplement the terms of the Origination Trust Agreement relating to the establishment of the 1999-A SUBI Collection Account.

                  E. The parties hereto desire that, concurrently herewith, U.S. Bank, as securities intermediary (as defined in Section 8-102 of the UCC) (in such capacity, the "1999-A Securities Intermediary"), establish two securities accounts (as defined in Section 8-501 of the UCC) as follows: (i) a securities account in the name of and for the benefit of HTA LP (the "HTA LP 1999-A SUBI Securities Account") pursuant to that certain 1999-A Securities Accounts Control Agreement, dated as of July 1, 1999, between HTA LP, HTB LP, HTC LP, HTD LP, the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the 1999-A Residual Value Insurance Co-Trustee and the 1999-A Securities Intermediary (the "1999-A Securities Accounts Control Agreement"), into which the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTA LP directs the 1999-A Securities Intermediary to debit the HTA LP 1999-A SUBI Securities Account to reflect the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization and (ii) a securities account in the name of and for the benefit of HTB LP (the "HTB LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement into which the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTB LP directs the 1999-A Securities Intermediary to debit the HTB LP 1999-A SUBI Securities Account to reflect the transfer of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization.

                  F. Concurrently herewith, the Origination Trustee, on behalf of the Origination Trust, and the Servicer are entering into the 1999-A Servicing Supplement, dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A Servicing Supplement") pursuant to which, among other things, the terms of the Origination Trust Agreement and the Servicing Agreement, dated April 1, 1998, by and among the UTI Beneficiaries, the Servicer and the Origination Trust will be supplemented insofar as they apply solely to the servicing of the 1999-A SUBI Sub-Trust created hereby to provide for further specific servicing obligations that will benefit the SUBI Beneficiaries with respect to the 1999-A SUBI created hereby.

                  G. Concurrently herewith, the UTI Beneficiaries, HTC LP and HTD LP are entering into that certain 1999-A SUBI Certificates Purchase and Sale Agreement, dated as of July 1, 1999 (the "1999-A SUBI Certificates Purchase and Sale Agreement"), pursuant to which the UTI Beneficiaries will sell, without recourse, to HTC LP and HTD LP, all of their respective right, title and interest in and to the 1999-A SUBI Assets and the HTA LP/HTB LP 1999-A SUBI Certificates, all monies due thereon and paid thereon in respect thereof and the right to realize on any property that may be deemed to secure the interest in the 1999-A SUBI Assets, and all proceeds thereof from and after July 1, 1999. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A SUBI Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A SUBI Certificate to HTD LP, all consideration of the pro rata cash payment to the UTI Beneficiaries of an amount equal to the Aggregate Net Investment Value of the 1999-A SUBI Assets at the close of business on June 30, 1999 (the "Cutoff Date"), based on their respective share of the 1999-A SUBI Assets less the cost and expenses of the Securitization and the value of any securities issued in connection with the Securitization and retained by HTC LP and HTD LP.

                  H. Concurrently herewith, the 1999-A Securities Intermediary will, by book-entry registration, reallocate the beneficial interests represented by the HTA LP/HTB LP 1999-A SUBI Certificates such that such beneficial interests shall be represented by four new SUBI Certificates as follows: (i) one certificate to HTC LP representing a 98.802% beneficial interest in the 1999-A SUBI Assets (the "HTC LP 1999-A SUBI Certificate"), (ii) one certificate to HTD LP representing a 0.998% beneficial interest in the 1999-A SUBI Assets (the "HTD LP 1999-A SUBI Certificate" and, together with the HTC LP 1999-A SUBI Certificate, the "1999-A SUBI Certificates"), (iii) one certificate to HTC LP representing a 0.198% beneficial interest in the 1999-A SUBI Assets (the "HTC LP Retained 1999-A SUBI Certificate") and (iv) one certificate to HTD LP representing a 0.002% beneficial interest in the 1999-A SUBI Assets (the "HTD LP Retained 1999-A SUBI Certificate" and, together with the HTC LP Retained 1999-A SUBI Certificate, the "Retained 1999-A SUBI Certificates"). The 1999-A SUBI Certificates shall be exclusive of proceeds of the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles.

                  I. Pursuant to this 1999-A SUBI Supplement, the parties hereto have agreed to cause the Origination Trustee to create and issue to or to the order of (i) HTA LP one certificate (the "HTA LP/HTC LP 1999-A Residual Value Insurance Certificate") representing a 98.01% interest in the proceeds of the Residual Value Insurance Policy and any other residual value insurance policy, in each case to the extent that such proceeds relate to the 1999-A Contracts and the 1999-A Leased Vehicles and net of any loss adjustment expenses that may be offset against such proceeds (the "1999-A Residual Value Insurance Proceeds");
(ii) HTA LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTA LP/HTD LP 1999-A Residual Value Insurance Certificate"); (iii) HTB LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTC LP 1999-A Residual Value Insurance Certificate"); and (iv) HTB LP one certificate representing a 0.01% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTD LP 1999-A Residual Value Insurance Certificate" and, together with the HTA LP/HTC

LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, the "1999-A Residual Value Insurance Certificates").

                  J. Concurrently herewith, pursuant to the 1999-A SUBI Certificates Purchase and Sale Agreement, the parties thereto have agreed that HTA LP and HTB LP will transfer, without recourse, to HTC LP and HTD LP all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, all monies due thereon and paid thereon in respect thereof and all proceeds thereof. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, all consideration of the delivery by HTC LP and HTD LP to HTA LP and HTB LP of the HTC LP Insurance Premium Subordinated Notes and the HTD LP Insurance Premium Subordinated Notes.

                  K. The parties hereto desire that, concurrently herewith, the 1999-A Securities Intermediary establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTC LP (the "HTC LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTC LP directs the 1999-A Securities Intermediary to debit the HTC LP 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

                  L. The parties hereto desire that, concurrently herewith, the 1999-A Securities Intermediary establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTD LP (the "HTD LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTD LP directs the 1999-A Securities Intermediary to debit the HTD LP 1999-A SUBI Securities Account to reflect the transfer of the HTD LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

                  M. The parties hereto desire that, concurrently herewith, the 1999-A Securities Intermediary establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust (the "99.8% 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and the HTD LP 1999-A SUBI Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account, respectively, and held until such time as the 1999-A Owner Trustee directs the 1999-A Securities Intermediary to debit the 99.8% 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate

LP 1999-A SUBI Certificate to the 1999-A Securitization Trust relating to the Securitization involving the 1999-A SUBI.

                  N. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust (the "1999-A Residual Value Insurance Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which (1) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and (2) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account.

                  O. Concurrently herewith, HTC LP, HTD LP, U.S. Bank, as owner trustee (in such capacity, the "1999-A Owner Trustee"), The Bank of New York, as indenture trustee ("1999-A Indenture Trustee") and Wilmington Trust Company, as Delaware owner trustee (the "Delaware Owner Trustee"), are entering into that certain securitization trust agreement, dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement") to continue the securitization trust (the "1999-A Securitization Trust") created pursuant to the Trust Agreement, dated as of March 4, 1999 by and among HTC LP, the 1999-A Owner Trustee and the Delaware Trustee and by the filing of the Certificate of Trust of the 1999-A Securitization Trust with the Secretary of State of the State of Delaware on March 4, 1999, pursuant to which HTC LP and HTD LP will transfer to the 1999-A Securitization Trust the 1999-A SUBI Certificates and in exchange therefor, the 1999-A Securitization Trust will pledge the 1999-A SUBI Certificates to the 1999-A Indenture Trustee in connection with the Securitization pursuant to the Indenture and will issue the Certificates and deliver the Notes representing interests in the 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust which will be secured by the 1999-A SUBI Certificates. The HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will be retained by HTC LP and HTD LP, respectively.

                  P. Concurrently herewith, and pursuant to the 1999-A Securitization Trust Agreement, HTC LP and HTD LP will transfer, without recourse, to the 1999-A Residual Value Insurance Co-Trust all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, in consideration of the delivery by the 1999-A Residual Value Insurance Co-Trust to HTC LP and HTD LP of the Co-Trust Insurance Premium Subordinated Notes.

                  Q. Concurrently herewith, the 1999-A Indenture Trustee and the 1999-A Securitization Trust are entering into that certain indenture, dated as of July 1, 1999 (the "Indenture"), pursuant to which the 1999-A Indenture Trustee will issue the Notes and the 1999-A Securitization Trust will grant a security interest in all of the assets held by the 1999-A Securitization Trust (excluding any interest in respect of the 1999-A Residual Value Insurance Co-Trust), including the 1999-A SUBI Certificates, to the 1999-A Indenture Trustee to secure the 1999-A Securitization Trust's obligations under the Indenture.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Origination Trust Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereto agree to the following supplemental obligations and provisions with regard to the 1999-A SUBI Sub-Trust:


                                 ARTICLE ELEVEN
                                   DEFINITIONS

         11.01 DEFINITIONS. For all purposes of this 1999-A SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement of Definitions dated July 1, 1999, by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership. In the event of any conflict between a definition set forth both in the Origination Trust Agreement and the Agreement of Definitions, the definition set forth in the Agreement of Definitions shall prevail. In the event of any conflict between a definition set forth both herein and the Agreement of Definitions, the definition set forth herein shall prevail.

         11.02 INTERPRETATION. For all purposes of this 1999-A SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires,
(i) terms used in this 1999-A SUBI Supplement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this 1999-A SUBI Supplement include all Exhibits and Schedules hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this 1999-A SUBI Supplement as a whole and not to any particular part, Article or Section within this 1999-A SUBI Supplement, (iv) references to a section such as "Section 12.01" or an Article such as "Article Twelve" shall refer to the applicable Section or Article of this 1999-A SUBI Supplement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall mean "and/or", (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC, (viii) the phrase "Origination Trustee, acting on behalf of the Origination Trust," or words of similar import, shall be deemed to refer to the Origination Trustee, acting on behalf of the Honda Lease Trust and all beneficiaries thereof, and (ix) the phrase "1999-A Owner Trustee, acting on behalf of the 1999-A Securitization Trust," or words of similar import, shall be deemed to refer to the 1999-A Owner Trustee, acting on behalf of the Honda Auto Lease Trust 1999-A and all beneficiaries thereof.

                                 ARTICLE TWELVE
                  CREATION AND TERMINATION OF TRUST INTERESTS

         12.01 INITIAL CREATION OF THE 1999-A SUBI SUB-TRUST AND 1999-A SUBI.

                  (a) Pursuant to Section 3.01(a) of the Origination Trust Agreement, Trust Assets not already denominated as SUBI Assets with respect to a different SUBI Sub-Trust may be identified and allocated as SUBI Assets of a separate SUBI Sub-Trust at the direction of the UTI Beneficiaries. The UTI Beneficiaries hereby direct the Origination Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Origination Trust a separate portfolio of SUBI Assets (the "1999-A SUBI Assets") consisting of the Leases and related Leased Vehicles listed as of the Cutoff Date on
Schedule I hereto and other related Trust Assets to be accounted for and held in trust independently from all other Trust Assets within the Origination Trust, including all Trust Assets already identified and allocated to any other SUBI Sub-Trust, and from those remaining as assets of the UTI Sub-Trust.

                  The 1999-A SUBI Assets shall consist of: (i) those Leases identified by contract number on Schedule I hereto that are Eligible Leases as of the Cutoff Date, including the related rights of the Origination Trust as lessor under such Leases, having an Aggregate Net Investment Value as of the Cutoff Date of $3,300,158,606.28; (ii) the related Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Booked Residual Value of each Leased Vehicle, whether realized through the exercise by Lessees of purchase options under the Leases, the proceeds of sale of the related Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly), including as proceeds of any related Insurance Policy (exclusive of any residual value insurance policies or the proceeds thereof) (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Lessees, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices); (iii) all of the Origination Trust's right, title, interest and obligations (except such obligations that are specifically retained by the Origination Trust pursuant to the terms of the Origination Trust Agreement) with respect to such Leases or Leased Vehicles, including the right to enforce all Dealer repurchase obligations arising under Dealer Agreements and to proceeds arising therefrom; (iv) any other rights under or other proceeds of any Insurance Policy relating to such Leases, Leased Vehicles or payments of the related Lessee with respect thereto (exclusive of any residual value insurance policies or the proceeds thereof) (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Lessee, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices); (v) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Lease (to the extent not applied to making repairs to the related Leased Vehicle or paid to the Lessee, a third Person or Governmental Authority by the Servicer as required by law or pursuant to the Servicer's normal servicing practices); (vi) the 1999-A SUBI Collection Account, including all cash and Eligible Investments therein; (vii) the Reserve Fund, to the extent set forth herein and in the 1999-A Securitization Trust Agreement; and (viii) all proceeds of any of the foregoing arising on or after the Cutoff Date.

                  The Origination Trustee hereby identifies and allocates as 1999-A SUBI Assets, based upon their identification and allocation by the Servicer pursuant to the 1999-A Servicing Supplement, the portfolio of Leases and Leased Vehicles more particularly described on Schedule I hereto and the related Trust Assets described above, each such 1999-A SUBI Asset to be identified on the books and accounts of the Origination Trust as belonging to the 1999-A SUBI Portfolio.

                  (b) Pursuant to Section 3.01(a) of the Origination Trust Agreement, the Origination Trustee hereby creates the 1999-A SUBI Sub-Trust and the 1999-A SUBI. The 1999-A SUBI shall represent a specific undivided beneficial interest solely in the 1999-A SUBI Sub-Trust, the assets of which include both the 1999-A SUBI Assets and the 1999-A Residual Value Insurance Proceeds.

                  (c) As required by Section 3.04 of the Origination Trust Agreement, the UTI Beneficiaries hereby certify to the Origination Trustee that
(i) as of the date of execution and delivery hereof, either there is no pledgee of the UTI or each such pledgee of a UTI Pledge has received prior notice of the creation of the 1999-A SUBI Sub-Trust and of the terms and provisions of this 1999-A SUBI Supplement and of the related Securitization and (ii) as of the date hereof, and after giving effect to: (A) the creation of the 1999-A SUBI Sub-Trust pursuant to Section 12.01(b); (B) the issuance of the HTA LP/HTB LP 1999-A SUBI Certificates pursuant to Section 12.03(a); (C) the transfer to, or to the order of, HTC LP of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate; (D) the transfer to, or to the order of, HTD LP of the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate; (E) the exchange by HTC LP and HTD LP of the HTA LP/HTB LP 1999-A SUBI Certificates for the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates; (F) the issuance of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates pursuant to Section 12.03(d); (G) the transfer to, or to the order of, HTC LP of the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate; (H) the transfer to, or to the order of, HTD LP of the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate; (I) the issuance of the 1999-A Residual Value Insurance Certificates pursuant to Section 12.04(a); (J) the transfer to, or to the order of, HTC LP of the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate; (K) the transfer to, or to the order of, HTD LP of the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate; (L) the creation of the 1999-A Securities Accounts Control Agreement, specified in recital E herein; and (M) the application by the UTI Beneficiaries of any net proceeds from any Securitization involving the 1999-A SUBI and/or the 1999-A SUBI Certificates, there is and will be no default by the UTI Beneficiaries in their respective capacities as UTI Beneficiaries with respect to any Securitization or other agreement or obligation secured by a UTI Pledge. Any transfer or exchange described above or elsewhere in this 1999-A SUBI Supplement of any 1999-A SUBI Certificate, any Retained 1999-A SUBI Certificate or any 1999-A Residual Value Insurance Certificate may be uncertificated and evidenced solely by book-entry registration of such transfer or exchange.

                  (d) The parties hereto intend that, at any time during which the 1999-A SUBI Certificates, the Retained 1999-A SUBI Certificates or the 1999-A Residual

Certificates are held or beneficially owned by a single Person, or by two or more Persons that are treated as a single Person for federal income tax purposes, the 1999-A SUBI Sub-Trust shall not constitute a separate entity for federal income tax purposes or for state income or franchise tax purposes. However, at any time that the 1999-A SUBI Certificates, the Retained 1999-A SUBI Certificates or the 1999-A Residual Value Insurance Certificates are held or beneficially owned by two or more Persons that are not treated as a single Person for federal income tax purposes, the parties hereto intend that the 1999-A SUBI Sub-Trust be characterized as a separate entity for federal and state income tax purposes that shall qualify as a partnership for such purposes. The 1999-A SUBI Sub-Trust shall not elect to be treated as an association under
Section 301.7701-3(a) of the regulations of the United States Department of the Treasury for federal income tax purposes.

                  (e) Each Beneficiary of a 1999-A SUBI Certificate, a Retained 1999-A SUBI Certificate or a 1999-A Residual Value Insurance Certificate shall at all times maintain a minimum net worth (excluding the value of the 1999-A SUBI Certificates or Retained 1999-A SUBI Certificates held thereby) equal to 10% of the net Capital Contributions made by all of the UTI Beneficiaries to the UTI; PROVIDED that such minimum net worth requirement shall not apply to the 1999-A Securitization Trust, the 1999-A Note Securitization Trust, the 1999-A Residual Value Insurance Co-Trust, the 1999-A Owner Trustee or the 1999-A Indenture Trustee.

         12.02 RIGHTS IN RESPECT OF THE 1999-A SUBI AND THE 1999-A RESIDUAL VALUE INSURANCE PROCEEDS.

                  (a) Each holder of a 1999-A SUBI Certificate or a Retained 1999-A SUBI Certificate (including the 1999-A Owner Trustee, on behalf of the 1999-A Securitization Trust, after the transfer of the 1999-A SUBI Certificates by HTC LP and HTD LP to the 1999-A Owner Trustee, on behalf of the 1999-A Securitization Trust) and Registered Pledgee of a 1999-A SUBI Certificate (including the 1999-A Indenture Trustee, on behalf of the Noteholders, as pledgee of the 1999-A SUBI Certificates) is a third-party beneficiary of the Origination Trust Agreement and this 1999-A SUBI Supplement, insofar as such documents apply to the 1999-A SUBI and the Holder and Registered Pledgee of the 1999-A SUBI Certificates. Therefore, to that extent, references in the Origination Trust Agreement to the ability of any "Holder of a SUBI Certificate", "assignee of a SUBI Certificate", "Registered Pledgee of a SUBI Certificate" or the like to take any action shall also be deemed to refer to (i) the 1999-A Owner Trustee, as holder of the 1999-A SUBI Certificates, acting at its own instigation or upon the instruction of Noteholders representing more than 50% of the Voting Interests of the Notes, acting together as a single Class (or such other percentage as may be required or permitted pursuant to the Indenture), during such time as any Note shall remain outstanding, (ii) if no Notes remain outstanding, shall be deemed to refer to the 1999-A Owner Trustee, acting at its own instigation or upon the instruction of HTC LP or HTD LP, and
(iii) HTC LP, as holder of the HTC LP Retained 1999-A SUBI Certificate, or HTD LP, as holder of the HTD LP Retained 1999-A SUBI Certificate.

                  (b) Each holder of a 1999-A Residual Value Insurance Certificate (including the 1999-A Owner Trustee, on behalf of the 1999-A Securitization Trust, after the transfer of the 1999-A Residual Value Insurance Certificates by HTC LP and HTD LP to the 1999-A Owner

Trustee, on behalf of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust) is a third-party beneficiary of the Origination Trust Agreement and this 1999-A SUBI Supplement, insofar as such documents apply to the 1999-A Residual Value Insurance Proceeds and the Holder of the 1999-A Residual Value Insurance Certificates. Therefore, to that extent, references in the 1999-A Securitization Documents to the ability of any "Holder of a 1999-A Residual Value Insurance Certificate", "assignee of a 1999-A Residual Value Insurance Certificate" or the like to take any action shall also be deemed to refer to the 1999-A Owner Trustee acting on behalf of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust, as holder of the 1999-A Residual Value Insurance Certificates.

         12.03 ISSUANCE AND FORM OF SUBI CERTIFICATES.

                  (a) The 1999-A SUBI (excluding the 1999-A Residual Value Insurance Certificates and the 1999-A Residual Value Insurance Proceeds represented thereby) shall initially be represented by the HTA LP/HTB LP 1999-A SUBI Certificates, each of which shall evidence a beneficial interest in the 1999-A SUBI Assets. The HTA LP/HTB LP 1999-A SUBI Certificates shall collectively represent 100% of the beneficial interests in the 1999-A SUBI (excluding the 1999-A Residual Value Insurance Certificates and the 1999-A Residual Value Insurance Proceeds represented thereby) and the 1999-A SUBI Assets. The Origination Trustee is hereby instructed to issue the HTA LP/HTB LP 1999-A SUBI Certificates, each substantially in the form of Exhibit A attached hereto, with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by the UTI Beneficiaries. The HTA LP/HTB LP 1999-A SUBI Certificates may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by the UTI Beneficiaries. The Origination Trustee is hereby directed to issue and register the HTA LP/HTB LP 1999-A SUBI Certificates in the name of the 1999-A Securities Intermediary in such capacity, on behalf of and for the benefit of the UTI Beneficiaries, and to deliver the HTA LP/HTB LP 1999-A SUBI Certificates on the Closing Date to the 1999-A Securities Intermediary upon the order of the UTI Beneficiaries. On the Closing Date, the UTI Beneficiaries shall direct the 1999-A Securities Intermediary in writing to deliver (i) the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate to the HTA LP 1999-A SUBI Securities Account and (ii) the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate to the HTB LP 1999-A SUBI Securities Account. HTA LP shall acquire beneficial and record ownership of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate, and HTB LP shall acquire beneficial and record ownership of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate.

                  (b) The HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate shall initially be held in the HTA LP 1999-A SUBI Securities Account, and the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate shall initially be held in the HTB LP 1999-A SUBI Securities Account.

                  (c) On the Closing Date, (i) HTA LP shall instruct the 1999-A Securities Intermediary to transfer (A) the HTA LP/HTC LP 1999-A SUBI Certificate from the HTA LP 1999-A SUBI Securities Account to the HTC LP 1999-A SUBI Securities Account for the benefit of HTC LP and (B) the HTA LP/HTD LP 1999-A SUBI Certificate from the HTA LP 1999-A SUBI Securities Account to the HTD LP 1999-A SUBI Securities Account for the benefit of HTD LP, and (ii) HTB LP shall instruct the 1999-A Securities Intermediary to transfer (A) the HTB LP/HTC LP 1999-A SUBI Certificate from the HTB LP 1999-A SUBI Securities Account to the HTC LP 1999-A SUBI Securities Account for the benefit of HTC LP and (B) the HTB LP/HTD LP 1999-A SUBI Certificate from the HTB LP 1999-A SUBI Securities Account to the HTD LP 1999-A SUBI Securities Account for the benefit of HTD LP.

                  (d) On the Closing Date, the 1999-A Securities Intermediary shall, by book-entry registration, reallocate the beneficial interests represented by the HTA LP/HTB LP 1999-A SUBI Certificates such that (i) the HTA LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate shall be replaced by the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate, each of which shall be registered as being held by HTC LP, and (ii) the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate shall be replaced by the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate, each of which shall be registered as being held by HTD LP. The HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate are collectively referred to herein as the "1999-A SUBI Certificates"; the HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate are collectively referred to herein as the "Retained 1999-A SUBI Certificates". The 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates shall collectively represent 100% of the beneficial interests in the 1999-A SUBI (excluding the 1999-A Residual Value Insurance Certificates and the 1999-A Residual Value Insurance Proceeds represented thereby) and the 1999-A SUBI Assets. The HTA LP/HTB LP 1999-A SUBI Certificates shall be cancelled upon being exchanged for the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates. The Origination Trustee is hereby instructed to issue the 1999-A SUBI Certificates and Retained 1999-A SUBI Certificates substantially in the forms of Exhibits B and C attached hereto, respectively, with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by HTC LP and HTD LP. HTC LP and HTD LP shall acquire beneficial and record ownership of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates and shall be required to retain beneficial and record ownership of the Retained 1999-A SUBI Certificates until the 1999-A SUBI has been terminated. Any attempted transfer of the Retained 1999-A SUBI Certificates shall be null and void, except as permitted under the 1999-A Securitization Documents.

                  (e) If certificated, the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by HTC LP and HTD LP. The Origination Trustee is hereby directed to issue and register each of the 1999-A SUBI Certificates and each of the Retained 1999-A SUBI Certificates in the name of the 1999-A Securities Intermediary in such capacity, on behalf of and for the benefit of HTC LP and HTD LP, and to deliver such 1999-A SUBI Certificates and Retained 1999-A SUBI Certificates to the 1999-A Securities Intermediary upon the order of HTC LP and HTD LP.

                  (f) On the Closing Date, HTC LP shall direct the 1999-A Securities Intermediary in writing to effect the transfer of the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate to the HTC LP 1999-A SUBI Securities Account, and HTD LP shall direct the 1999-A Securities Intermediary in writing to effect the transfer of the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate to the HTD LP 1999-A SUBI Securities Account. Thereafter, HTC LP and HTD LP shall jointly direct the 1999-A Securities Intermediary in writing to effect the transfer of the 1999-A SUBI Certificates to the 99.8% 1999-A SUBI Securities Account. HTC LP and HTD LP shall not transfer the Retained 1999-A SUBI Certificates in connection with the transfer of the 1999-A SUBI Certificates.

                  (g) The HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate shall initially be held in the HTC LP 1999-A SUBI Securities Account, and the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate shall be initially held in the HTD LP 1999-A SUBI Securities Account.

                  (h) On the Closing Date, the 1999-A Indenture Trustee shall be, and thereafter for so long as the lien of the Indenture is in place shall continue to be, registered as the Registered Pledgee of the 1999-A SUBI Certificates held by the 1999-A Securitization Trust and pledged as part of the 1999-A Securitization Trust Estate to secure the 1999-A Securitization Trust's obligations under the Indenture. As the Registered Pledgee, the 1999-A Indenture Trustee shall be entitled to exercise any and all rights or powers of a Holder hereunder, to the extent set forth in Sections 6.02 and 6.03 of the Indenture.

                  (i) Pursuant to Section 3.04 of the Origination Trust Agreement, the 1999-A SUBI Certificates may not be transferred or assigned except as provided in connection with the termination of the 1999-A Securitization Trust pursuant to Article Seven of the 1999-A Securitization Trust Agreement, subject to the assignee or pledgee (x) giving a non-petition covenant substantially similar to that set forth in Section 6.16 of the 1999-A Securitization Trust Agreement and (y) executing an agreement between or among itself and each UTI Beneficiary and each SUBI Beneficiary of each SUBI relating to another Sub-Trust, to release all claims to the Trust Assets allocated to the UTI Sub-Trust or to such other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Trust Assets allocated thereto (which agreement may be included in the 1999-A SUBI Certificates themselves). Notwithstanding the foregoing, 1999-A SUBI Certificates may, at any time, be transferred or assigned to HTA LP, HTB LP, HTC LP, HTD LP or any of their respective Affiliates.

                  Neither the 1999-A SUBI Certificates nor the Retained 1999-A SUBI Certificates shall be transferred or assigned except to a transferee or assignee who is (i) the holder of a 1999-A SUBI Certificate or a Retained 1999-A SUBI Certificate on the date of such transfer or (ii) HTA LP, HTB LP, HTC LP, HTD LP or any of their respective Affiliates.

                  Any transfer or exchange of any 1999-A SUBI Certificate, Retained 1999-A SUBI Certificate or other certificate representing a beneficial interest in the 1999-A SUBI, to the extent such transfer or exchange is permitted by this 1999-A SUBI Supplement and the Basic Documents, may be uncertificated and evidenced solely by book-entry registration of such transfer or exchange.

         12.04 ISSUANCE AND FORM OF RESIDUAL VALUE INSURANCE CERTIFICATES.

                  (a) The beneficial interest in the 1999-A Residual Value Insurance Proceeds shall be represented by the 1999-A Residual Value Insurance Certificates. The 1999-A Residual Value Insurance Certificates shall collectively represent 100% of the beneficial interests in the 1999-A Residual Value Insurance Proceeds, and the 1999-A Residual Value Insurance Certificates and the HTA LP/HTB LP 1999-A SUBI Certificates shall collectively represent 100% of the beneficial interests in the 1999-A SUBI. The Origination Trustee is hereby instructed to issue the 1999-A Residual Value Insurance Certificates, each substantially in the form of Exhibit D attached hereto, with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by the UTI Beneficiaries. If certificated, the 1999-A Residual Value Insurance Certificates may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by the UTI Beneficiaries. The Origination Trustee is hereby directed to issue and register the 1999-A Residual Value Insurance Certificates in the name of the 1999-A Securities Intermediary in such capacity, on behalf of and for the benefit of the UTI Beneficiaries, and to deliver the 1999-A Residual Value Insurance Certificates on the Closing Date to the 1999-A Securities Intermediary upon the order of the UTI Beneficiaries. On the Closing Date, the UTI Beneficiaries shall direct the 1999-A Securities Intermediary in writing to deliver (i) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate to the HTA LP 1999-A SUBI Securities Account and (ii) the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to the HTB LP 1999-A SUBI Securities Account. HTA LP shall acquire beneficial and record ownership of the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate, and HTB LP shall acquire beneficial and record ownership of the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate.

                  (b) The HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate shall initially be held in the HTA LP 1999-A SUBI Securities Account, and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate shall initially be held in the HTB LP 1999-A SUBI Securities Account.

                  (c) On the Closing Date, (i) HTA LP shall instruct the 1999-A Securities Intermediary to transfer (A) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate from the HTA LP 1999-A SUBI Securities Account to the HTC LP 1999-A SUBI Securities Account for the benefit of HTC LP and (B) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate from the HTA LP 1999-A SUBI Securities Account to the HTD LP 1999-A SUBI Securities Account for the benefit of HTD LP, and (ii) HTB LP shall instruct the 1999-A Securities Intermediary to transfer (A) the HTB LP/HTC LP 1999-A

Insurance Certificate from the HTB LP 1999-A SUBI Securities Account to the HTC LP 1999-A SUBI Securities Account for the benefit of HTC LP and (B) the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate from the HTB LP 1999-A SUBI Securities Account to the HTD LP 1999-A SUBI Securities Account for the benefit of HTD LP.

                  (d) HTC LP and HTD LP shall acquire beneficial and record ownership of the 1999-A Residual Value Insurance Certificates.

                  (e) Thereafter, HTC LP and HTD LP shall jointly direct the 1999-A Securities Intermediary in writing to effect the transfer of the 1999-A Residual Value Insurance Certificates to the 1999-A Residual Value Insurance Securities Account.

                  (f) On the Closing Date, the 1999-A Owner Trustee shall be and thereafter for so long as the lien of the Indenture is in place against the 1999-A SUBI Assets shall continue to be, registered as the Registered Pledgee of the 1999-A Residual Value Insurance Certificates held by the 1999-A Securitization Trust with respect to the 1999-A Residual Value Insurance Co-Trust. As the Registered Pledgee, the 1999-A Owner Trustee shall be entitled to exercise any and all rights or powers of a holder of a 1999-A Residual Value Insurance Certificate hereunder.

                  (g) The 1999-A Residual Value Insurance Certificates may not be transferred or assigned except as provided in connection with the termination of the 1999-A Securitization Trust pursuant to Article Seven of the 1999-A Securitization Trust Agreement, subject to the assignee or pledgee (x) giving a non-petition covenant substantially similar to that set forth in Section 6.16 of the 1999-A Securitization Trust Agreement and (y) executing an agreement between or among itself and each UTI Beneficiary and each SUBI Beneficiary of each SUBI relating to another Sub-Trust, to release all claims to the 1999-A Residual Value Insurance Proceeds allocated to the UTI Sub-Trust or to the trust through which such other beneficiary claims its interest and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Trust Assets (including the 1999-A Residual Value Insurance Proceeds) allocated thereto (which agreement may be included in the 1999-A Residual Value Insurance Certificates themselves). Notwithstanding the foregoing, 1999-A Residual Value Insurance Certificates may, at any time, be transferred or assigned to HTA LP, HTB LP, HTC LP, HTD LP or any of their respective Affiliates.

                  None of the 1999-A Residual Value Insurance Certificates shall be transferred or assigned except to a transferee or assignee who is (i) the holder of a 1999-A Residual Value Insurance Certificate on the date of such transfer or (ii) HTA LP, HTB LP, HTC LP, HTD LP or any of their respective Affiliates.

                  Any transfer of any 1999-A Residual Value Insurance Certificate or other certificate representing a beneficial interest in the 1999-A Residual Value Insurance Proceeds, to the extent transfer is permitted by this 1999-A SUBI Supplement and the Basic Documents, may be uncertificated and evidenced solely by book-entry registration of such transfer.

         12.05 FILINGS.

                  The Grantors, the UTI Beneficiaries (if different from the Grantors) and the Origination Trustee, as directed by the Grantors or the UTI Beneficiaries, will undertake all other and future actions and activities as may be deemed reasonably necessary by the Grantors or the UTI Beneficiaries to perfect (or evidence) and confirm the allocation of the 1999-A SUBI Assets to the 1999-A SUBI Sub-Trust as provided herein, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other agreements or instruments relating to such Securitization. The Grantors hereby irrevocably make and appoint each of the Origination Trustee and the Servicer (in the case of the Servicer, only for so long as the Servicer is acting in such capacity), and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Grantors (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Grantors any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section 12.04.

         12.06 TERMINATION OF 1999-A SUBI.

                  In connection with any purchase by the Servicer of the corpus of the 1999-A Securitization Trust pursuant to Section 7.02 of the 1999-A Securitization Trust Agreement and the succession of the Servicer to all of the interest in the 1999-A SUBI, the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, should all of the interest in the 1999-A SUBI thereafter be transferred to the UTI Beneficiaries, whether by sale or otherwise, then, upon the direction of the UTI Beneficiaries, the 1999-A SUBI shall be terminated, the 1999-A SUBI Certificates, the Retained 1999-A SUBI Certificates and the 1999-A Residual Value Insurance Certificates shall be returned to the Origination Trustee and canceled thereby, and the Origination Trustee, at the direction of the Servicer, shall reallocate all 1999-A Contracts, 1999-A Leased Vehicles and related 1999-A SUBI Assets to the UTI Sub-Trust.

         12.07 REPRESENTATIONS AND WARRANTIES OF ORIGINATION TRUSTEE.

                  The Origination Trustee hereby makes the same representations and warranties set forth in Section 5.12 of the Origination Trust Agreement as of the date hereof, on which the Grantors and UTI Beneficiaries have relied in executing this 1999-A SUBI Supplement and on which each of their permitted assignees and pledgees, and each pledgee or holder of a 1999-A SUBI Certificate, Retained 1999-A SUBI Certificate or 1999-A Residual Value Insurance Certificate (and each Beneficiary of a 1999-A SUBI Certificate, Retained 1999-A SUBI Certificate or 1999-A Residual Value Insurance Certificate) may rely.

         12.08 RESIGNATION OR REMOVAL OF ORIGINATION TRUSTEE.

               No resignation or removal of the Origination Trustee pursuant to any provision of the Origination Trust Agreement shall be effective unless and until each Rating Agency has confirmed, in writing, that such resignation or removal would not cause it to reduce, modify or withdraw its then current rating of any class of securities issued by the 1999-A Securitization Trust.

                                ARTICLE THIRTEEN
                   ACCOUNTS; CASH FLOWS; ELIGIBLE INVESTMENTS

         13.01 1999-A SUBI COLLECTION ACCOUNT.

                  (a) Notwithstanding Section 4.02(a) of the Origination Trust Agreement, the Servicer, on behalf of the Origination Trustee, shall establish in the Origination Trustee's name, and maintain with respect to the 1999-A SUBI, the 1999-A SUBI Collection Account for the benefit of (a) the Beneficiaries of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, (b) to the extent provided below, the Origination Trustee and (c) to the extent 1999-A Residual Value Insurance Proceeds are deposited therein, Beneficiaries of the 1999-A Residual Value Insurance Certificates, which account shall constitute a SUBI Collection Account. The 1999-A SUBI Collection Account initially shall be established with U.S. Bank National Association and at all times shall be an Eligible Account. If the institution maintaining the 1999-A SUBI Collection Account no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Origination Trustee's assistance as necessary, cause the 1999-A SUBI Collection Account to be moved to a bank or trust company that satisfies those requirements. In connection with any termination of the 1999-A Securitization Trust pursuant to Article Seven of the 1999-A Securitization Trust Agreement, the Origination Trustee may transfer the 1999-A SUBI Collection Account to the Trust Agent. The 1999-A SUBI Collection Account shall relate solely to the 1999-A SUBI and the 1999-A SUBI Sub-Trust, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in Section 4.02 of the Origination Trust Agreement as supplemented by this 1999-A SUBI Supplement and in the 1999-A Servicing Supplement. All amounts held in the 1999-A SUBI Collection Account shall be invested in Eligible Investments until distributed or otherwise applied in accordance with Article Four of the Origination Trust Agreement or Sections 13.01(b), 13.01(c), 13.02, 13.03, 13.04 or 13.05 of this 1999-A SUBI Supplement.
The Origination Trustee shall be a beneficiary of the 1999-A SUBI Collection Account only to the extent that amounts described in Sections 5.03(c) and 5.05 of the Origination Trust Agreement are not paid or reimbursed to the Origination Trustee pursuant to such sections from a SUBI Lease Account, or paid directly by the Servicer pursuant to the terms of the 1999-A Securitization Trust Agreement; any such amounts shall be withdrawn from the 1999-A SUBI Collection Account only for such purposes and only to the extent set forth in Section 3.03 of the 1999-A Securitization Trust Agreement, or as set forth in this Section 13.01(a) if the 1999-A SUBI Collection Account has been transferred to the Trust Agent.

                  (b) The Servicer shall deposit into the 1999-A SUBI Collection Account all Collections received in respect of the 1999-A Contracts and 1999-A Leased Vehicles (in each case exclusive of the 1999-A Residual Value Insurance Proceeds and the proceeds of any other residual value insurance policies), except as otherwise specified herein or in the 1999-A Servicing Supplement (in connection with any failure to satisfy the Monthly Remittance Conditions). Amounts so deposited will be applied by the 1999-A Owner Trustee, by the 1999-

A Indenture Trustee or by the Servicer as specified in the 1999-A
Securitization Trust Agreement and the 1999-A Servicing Supplement.

                  (c) It is the intent of the parties hereto that the 1999-A Residual Value Insurance Proceeds (and the proceeds of any other residual value insurance policies) applicable to the 1999-A Leased Vehicles and the 1999-A Contracts will be payable by the insurer of the Residual Value Insurance Policy or such other residual value insurance policies directly to HTC LP and HTD LP, whereupon such proceeds shall then be transferred (i) from HTC LP and HTD LP to the 1999-A Residual Value Insurance Co-Trust pursuant to the terms of the 1999-A Securitization Trust Agreement and this 1999-A SUBI Supplement, (ii) from the 1999-A Residual Value Insurance Co-Trust to HTC LP and HTD LP pursuant to the terms of the 1999-A Securitization Trust Agreement, this 1999-A SUBI Supplement and the Co-Trust Insurance Premium Subordinated Notes and (iii) from HTC LP and HTD LP to HTA LP and HTB LP pursuant to the terms of the 1999-A Securitization Trust Agreement, this 1999-A SUBI Supplement, the HTC LP Insurance Premium Subordinated Notes and the HTD LP Insurance Premium Subordinated Notes, and neither the 1999-A Residual Value Insurance Proceeds nor the proceeds of any other residual value insurance policies will under any circumstances be subject to the lien of the 1999-A Securitization Trust Agreement. If, notwithstanding the foregoing, any such amounts are in fact paid to the Servicer or deposited in any SUBI Account or other account established by the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee, then such amounts will be distributed as soon as possible to the 1999-A Owner Trustee, on behalf of the 1999-A Securitization Trust with respect to the 1999-A Residual Value Insurance Co-Trust, by the Origination Trustee, the 1999-A Indenture Trustee, the 1999-A Owner Trustee or the Servicer, as the case may be, and such amounts shall be deposited into the 1999-A Residual Value Insurance Proceeds Account.

                  (d) From and after the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will deposit all Principal Collections and Interest Collections into the 1999-A SUBI Collection Account as set forth in Section 9.02 of the 1999-A Servicing Supplement within two Business Days of the Servicer's receipt thereof.

         13.02 1999-A SUBI LEASE ACCOUNT.

                  Notwithstanding the provisions of Section 4.04 of the Origination Trust Agreement, the Servicer shall be required to establish and maintain with respect to the 1999-A SUBI the 1999-A SUBI Lease Account in the name of the Origination Trustee, which account shall constitute a SUBI Lease Account, only if the Monthly Remittance Conditions are no longer satisfied. Such account shall be for the benefit of the Beneficiaries of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates. Any such 1999-A SUBI Lease Account initially shall be established with U.S. Bank, as Trust Agent, and at all times shall be an Eligible Account. If the Trust Agent no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Origination Trustee's assistance as necessary, cause the 1999-A SUBI Lease Account to be moved to a bank or trust company that satisfies those requirements. The 1999-A SUBI Lease Account shall relate solely to the 1999-A SUBI and the 1999-A SUBI Portfolio, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in the Origination Trust Agreement as supplemented by this 1999-A SUBI Supplement or the 1999-A Servicing Supplement. All amounts held in the 1999-A SUBI Lease Account shall be invested in Eligible Investments until distributed or otherwise applied in accordance with the Origination Trust Agreement, this 1999-A SUBI Supplement, the 1999-A Servicing Supplement or the Servicing Agreement. All transfers of funds into and out of the 1999-A SUBI Lease Account shall be made in accordance with Section 4.04 of the Origination Trust Agreement.

         13.03 1999-A PAYAHEAD ACCOUNT.

                  If, and only if, the Monthly Remittance Conditions are no longer satisfied, the Origination Trustee shall establish and the Trust Agent shall maintain with respect to the 1999-A SUBI, a 1999-A Payahead Account in the name of the Origination Trustee, for the benefit of the Holders of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, which account shall constitute a Payahead Account. Any such 1999-A Payahead Account initially shall be established with U.S. Bank, as Trust Agent, and at all times shall be an Eligible Account. If the Trust Agent no longer meets the requirements of an Eligible Account, the Servicer shall, with the Origination Trustee's assistance as necessary, cause the 1999-A Payahead Account to be moved to a bank or trust company that satisfies these requirements. The 1999-A Payahead Account shall relate solely to the 1999-A SUBI and the 1999-A SUBI Portfolio and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in the Origination Trust Agreement, this 1999-A SUBI Supplement, the 1999-A Servicing Supplement or the Servicing Agreement. All amounts held in the 1999-A Payahead Account shall be invested in Eligible Investments until distributed or otherwise applied in accordance with the Origination Trust Agreement, this 1999-A SUBI Supplement, the 1999-A Servicing Supplement or the Servicing Agreement. All transfers of funds into and out of the 1999-A Payahead Account shall be made in accordance with Section 2.06 of the Servicing Agreement.

         13.04 INVESTMENT GAINS AND LOSSES.

                  Except as otherwise provided herein, all or a portion of the funds deposited into the 1999-A SUBI Accounts shall be separately invested by the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee, as applicable, from time to time at the written direction of the Servicer, in Eligible Investments. All income, gain or loss from investment of monies in the 1999-A SUBI Lease Account shall be for the benefit of the Origination Trustee on behalf of the Origination Trust and credited or debited, as the case may be, from such account; PROVIDED that each such investment shall be made in the name of the Origination Trustee on behalf of the Origination Trust, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the 1999-A Note Distribution Account shall be for the benefit of the Noteholders and credited or debited, as the case may be, from such account; PROVIDED that each such investment shall be made in the name of the 1999-A Indenture Trustee on behalf of the Noteholders, their nominee or their Financial Intermediary. All income, gain or loss from investment of monies in the 1999-A Certificate Distribution Account shall be for the benefit of the Certificateholders and credited or debited, as the case may be, from such account; PROVIDED that each such investment shall be made in the name of the 1999-A Owner Trustee on behalf of the 1999-A Securitization Trust, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the 1999-A SUBI Collection Account shall be for benefit of the Servicer and credited or debited, as the case may be, from such account; PROVIDED that each such investment shall be made in the name of the Origination Trustee on behalf of the Origination Trust, its nominee or Financial Intermediary. All income, gain or loss from investment of monies in the 1999-A Payahead Account shall be for the benefit of the Origination Trustee on behalf of the Origination Trust and credited or debited, as the case may be, from such account; PROVIDED that each such investment shall be made in the name of the Origination Trustee on behalf of the Origination Trust, its nominee or its Financial Intermediary. All income and gain from investment of monies in the Reserve Fund shall be for the benefit of HTC LP and HTD LP and shall be paid to HTC LP and HTD LP in accordance with the terms of the 1999-A Securitization Trust Agreement, while any loss from investment of monies in the Reserve Fund shall be debited from the Reserve Fund; PROVIDED that each such investment shall be made in the name of the 1999-A Indenture Trustee on behalf of the Noteholders, HTC LP and HTD LP, or in the name of the 1999-A Indenture Trustee's nominee or its Financial Intermediary. If at any time the Servicer shall not have given the Origination Trustee, the 1999-A Indenture Trustee or the 1999-A Owner Trustee, as the case may be, a timely written investment directive with respect to the 1999-A SUBI Lease Account, the 1999-A Note Distribution Account, the 1999-A Certificate Distribution Account, the 1999-A SUBI Collection Account or the 1999-A Payahead Account, the Origination Trustee, the 1999-A Indenture Trustee or the 1999-A Owner Trustee, as the case may be, shall be retained in
(1) Cash or Cash equivalents or (2) a money market fund offered by the Origination Trustee or an Affiliate of the Origination Trustee, the 1999-A Indenture Trustee or an Affiliate of the 1999-A Indenture Trustee or the 1999-A Owner Trustee or an Affiliate of the 1999-A Owner Trustee, in any case which money market fund meets the requirements of clause (i) of the definition of Eligible Investments, which investment, whether under clause (1) or clause (2), matures no later than the Business Day immediately preceding the next succeeding Distribution Date. Neither the 1999-A Owner Trustee nor the 1999-A Indenture Trustee shall be liable for the selection of investments or for investment losses incurred thereon in accordance with the instructions of the Servicer or as otherwise specified in this Section 13.05. Neither the 1999-A Owner Trustee nor the 1999-A Indenture Trustee shall have any liabilities in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment directions.

         13.05 REBALANCING AFTER THIRD-PARTY CLAIM.

                  To the extent that a third-party Claim against Trust Assets is satisfied out of Trust Assets in proportions other than as provided in Section
3.08 of the Origination Trust Agreement, then, notwithstanding anything to the contrary contained herein, the Origination Trustee, at the direction of the Servicer, shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Origination Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-Trusts, including the 1999-A SUBI Sub-Trust, such that each shall bear the expense of such Claim as nearly as possible as if the burden thereof had been allocated as provided in Section 3.08 of the Origination Trust Agreement.

         13.06 FLOW OF 1999-A RESIDUAL VALUE INSURANCE PROCEEDS.

                  (a) Each of HTC LP and HTD LP agrees that, immediately upon receipt of any 1999-A Residual Value Insurance Proceeds or proceeds from any other residual value insurance polices to the extent such proceeds relate to the 1999-A Contracts or the 1999-A Leased Vehicles (except for any such 1999-A Residual Value Insurance Proceeds or other proceeds from other residual value insurance policies which HTC LP and HTD LP receive from the 1999-A Residual Value Insurance Co-Trust pursuant to subsection (b) below, which proceeds shall be handled and transferred as set forth in subsections (b) and (c) of this
Section 13.06), it shall transfer such 1999-A Residual Value Insurance Proceeds to the 1999-A Residual Value Insurance Co-Trust, pursuant to the terms of
Section 3.06 of the 1999-A Securitization Trust Agreement.

                  (b) After the 1999-A Residual Value Insurance Co-Trust has received any 1999-A Residual Value Insurance Proceeds from HTC LP and HTD LP pursuant to subsection (a) above, the 1999-A Residual Value Insurance Co-Trust will transfer as soon as practicable such 1999-A Residual Value Insurance Proceeds to HTC LP and HTD LP in accordance with the terms of the 1999-A SUBI Certificates Purchase and Sale Agreement and the Co-Trust 1999-A Insurance Premium Subordinated Notes.

                  (c) After HTC LP and HTD LP have received any 1999-A Residual Value Insurance Proceeds from the 1999-A Residual Value Insurance Co-Trust pursuant to subsection (b) above, HTC LP and HTD LP will each transfer as soon as practicable such 1999-A Residual Value Insurance Proceeds to HTA LP and HTB LP in accordance with the terms of the 1999-A SUBI Certificates Purchase and Sale Agreement and the HTC LP/HTD LP 1999-A Insurance Premium Subordinated Notes.

                  (d) If, notwithstanding the provisions of this 1999-A SUBI Supplement, any 1999-A Residual Value Insurance Proceeds are accidentally paid to the Servicer or deposited in any SUBI Account or other account established by the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee, then such amounts will be distributed as soon as possible to the 1999-A Owner Trustee, on behalf of the 1999-A Securitization Trust with respect to the 1999-A Residual Value Insurance Co-Trust, by the Origination Trustee, the 1999-A Indenture Trustee, the 1999-A Owner Trustee or the Servicer, as the case may be, and such amounts shall be deposited into the 1999-A Residual Value Insurance Proceeds Account.

                                ARTICLE FOURTEEN
                            MISCELLANEOUS PROVISIONS

        14.01 GOVERNING LAW

                  This 1999-A SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflicts of laws, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        14.02 EFFECT OF 1999-A SUBI SUPPLEMENT ON ORIGINATION TRUST AGREEMENT

                  (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Origination Trust Agreement and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Origination Trust Agreement, as the context may require. In the event of any conflict between the provisions of this 1999-A SUBI Supplement and the Origination Trust Agreement with respect to the 1999-A SUBI, the provisions of this 1999-A SUBI Supplement shall prevail.

                  (b) For purposes of determining the parties' obligations under this 1999-A SUBI Supplement with respect to the 1999-A SUBI, general references in the Origination Trust Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to a 1999-A SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1999-A SUBI Asset; (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 1999-A SUBI Collection Account; (iv) a SUBI Lease Account shall be deemed to refer more specifically to the 1999-A SUBI Lease Account; (v) a Payahead Account shall be deemed to refer more specifically to the 1999-A Payahead Account; (vi) a SUBI Sub-Trust or SUBI Portfolio shall be deemed to refer more specifically to the 1999-A SUBI Sub-Trust or 1999-A SUBI Portfolio, as the case may be; (vii) a SUBI Supplement shall be deemed to refer more specifically to this 1999-A SUBI Supplement; and (viii) a SUBI Servicing Supplement shall be deemed to refer more specifically to the 1999-A Servicing Supplement.

        14.03 AMENDMENT.

                  (a) The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI, the 1999-A SUBI Assets, the 1999-A Residual Value Insurance Proceeds or the Beneficiaries of the 1999-A SUBI Certificates, the Retained 1999-A SUBI Certificates or the 1999-A Residual Value Insurance Certificates, pursuant to the terms of this Section 14.03. Any amendment of the Origination Trust Agreement that applies to or affects the UTI or any Other SUBI or any Beneficiary of the UTI or any Other SUBI in addition to the 1999-A SUBI shall also be subject to the foregoing provisions of this Section 14.03.

                  (b) This 1999-A SUBI Supplement and the Origination Trust Agreement may be amended by the respective parties hereto or thereto, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein, to add, change or eliminate any other provisions hereof or thereof with respect to matters or questions arising hereunder or thereunder that shall not be inconsistent with the provisions hereof or thereof, or to add or amend any provision therein in connection with permitting transfers of the Certificates or the Notes; PROVIDED, HOWEVER, that any such action shall not, in the good faith judgment of the parties hereto or thereto, adversely affect in any material respect the interests of any Noteholders, any Certificateholders, the 1999-A Indenture Trustee, the 1999-A Owner Trustee or the Origination Trustee; or, as a condition to the effectiveness of such amendment, the 1999-A Indenture Trustee and the 1999-A Owner Trustee shall have received an Opinion of Counsel to the effect that such action shall not adversely affect in any material respect the interests of any Noteholders or any Certificateholders.

                  (c) This 1999-A SUBI Supplement and the Origination Trust Agreement may also be amended from time to time by the respective parties hereto or thereto if either (A) the 1999-A Indenture Trustee has been furnished with confirmation (written or oral) from each Rating Agency to the effect that such amendment would not cause its then-current rating of any Rated Notes to be qualified, reduced or withdrawn, or (B) the 1999-A Indenture Trustee has received the consent of the Noteholders holding Notes representing more than 50% of the aggregate Voting Interests of the Notes, acting as a single Class, and the 1999-A Owner Trustee has received the consent of the Certificateholders holding Certificates representing more than 50% of the aggregate Voting Interests of the Certificates (which consent of any Noteholder or Certificateholder given pursuant to this Section 14.03(c) or pursuant to any other provision of this 1999-A SUBI Supplement shall be conclusive and binding on such Noteholder or Certificateholder and on all future Noteholders or Certificateholders of such Note or Certificate and of any Note or Certificate issued upon the transfer thereof or in exchange thereof, or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate); PROVIDED, HOWEVER, that no such amendment shall (1) except as otherwise provided in Section 14.03(b), increase or reduce in any manner (x) the amount of, or accelerate or delay the timing of, collections of payments on the 1999-A SUBI Interest, the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates, or distributions that shall be required to be made on any Note or Certificate or
(y) the applicable Note Rate or Certificate Rate or (2) reduce the aforesaid percentage of the aggregate Voting Interest of the Notes or the aggregate Voting Interest of the Certificates required to consent to any such amendment, without the consent of all of the Noteholders and all of the Certificateholders holding Notes or Certificates, as applicable, then outstanding.

                  (d) The 1999-A Owner Trustee shall provide each Rating Agency prior notice of any proposed amendment hereto and copies of an Opinion of Counsel, if relevant, whether or not such amendment requires the approval of the Rating Agency. Any notice of any such amendment or modification as to which notice is required to be given to any Rating Agency shall contain both the substance and substantial form of the proposed amendment or modification.

                  (e) Notwithstanding the foregoing, this Section 14.03 does not modify or supersede any provision in the Origination Trust Agreement with respect to any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI, the 1999-A SUBI Sub-Trust, the 1999-A SUBI Assets, the 1999-A Residual Value Insurance Proceeds or the Beneficiaries of the 1999-A SUBI Certificates, the Retained 1999-A SUBI Certificates or the 1999-A Residual Value Insurance Certificates, which amendment shall not be required to comply with the terms of this Section 14.03.


        14.04 NOTICES.

                  (a) The notice provisions of the Origination Trust Agreement shall apply equally to this 1999-A SUBI Supplement; PROVIDED that any notice to HTC LP, HTD LP, the 1999-A Securitization Trust, the 1999-A Owner Trustee or the 1999-A Indenture Trustee shall be addressed as follows:

         IF TO HTC LP:

         Honda Titling C L.P.
         700 Van Ness Avenue
         Torrance, California  90501
         Attention:  General Partner

         IF TO HTD LP:

         Honda Titling D L.P.
         700 Van Ness Avenue
         Torrance, California  90501
         Attention:  General Partner

         IF TO THE 1999-A SECURITIZATION TRUST:

         U.S. Bank National Association
         One Illinois Center
         111 East Wacker Drive, Suite 3000
         Chicago, Illinois  60601
         Attention:  Honda Auto Lease Trust 1999-A

         IF TO THE 1999-A INDENTURE TRUSTEE:

         The Bank of New York
         101 Barclay Street, Floor 12E
         New York, New York  10286
         Attention:  Corporate Trust Department

         IF TO THE 1999-A OWNER TRUSTEE:

         U.S. Bank National Association
         One Illinois Center
         111 East Wacker Drive, Suite 3000
         Chicago, Illinois  60601
         Attention:  Honda Auto Lease Trust 1999-A

         IF TO THE DELAWARE TRUSTEE:

         Delaware Trust Capital Management, Inc.
         900 Market Street, Second Floor
         Wilmington, Delaware 19801
         Attention:  Corporate Trust Department

                  A copy of each notice or other writing required to be delivered to the Origination Trustee pursuant to the Origination Trust Agreement or this 1999-A SUBI Supplement shall be addressed and delivered as follows:

         HVT, Inc.
         One Illinois Center
         111 East Wacker Drive, Suite 3000
         Chicago, Illinois  60601
         Attention:  Honda Auto Lease Trust 1999-A

                  A copy of each notice or other writing required to be delivered to the Origination Trustee pursuant to the Origination Trust Agreement shall also be delivered to the 1999-A Owner Trustee insofar as it relates to the 1999-A Securitization Trust.

     14.05 SEVERABILITY OF PROVISIONS.

                  If any one or more of the covenants, agreements, provisions or terms of this 1999-A SUBI Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1999-A SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this 1999-A SUBI Supplement or of the 1999-A SUBI Certificates, the Retained 1999-A SUBI Certificates or the 1999-A Residual Value Insurance Certificates or the rights of the holders thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1999-A SUBI Supplement invalid or unenforceable in any respect.

     14.06 COUNTERPARTS.

                  This 1999-A SUBI Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, HTA LP, HTB LP, HTC LP, HTD LP, the Servicer, the Origination Trustee on behalf of the Origination Trust, the Delaware Trustee and U.S. Bank, as Trust Agent and, solely for the limited purposes set forth herein, as 1999-A Owner Trustee, have caused this 1999-A SUBI Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                HONDA TITLING A L.P.,
                                     as Grantor and UTI Beneficiary
                                By:  Honda Titling A LLC, its general partner
                                By:  Honda Titling Inc., as its manager


                                By:             /s/ Y. KOHAMA
                                   ------------------------------------
                                        Name:   Y. Kohama
                                        Title:  President


                                HONDA TITLING B L.P.,
                                     as Grantor and UTI Beneficiary
                                By:  Honda Titling B LLC, its general partner
                                By:  Honda Titling Inc., as its manager


                                By:             /s/ Y. KOHAMA
                                   ------------------------------------
                                        Name:   Y. Kohama
                                        Title:  President


                                HONDA TITLING C L.P.,
                                     as Grantor and UTI Beneficiary
                                By:  Honda Titling C LLC, its general partner
                                By:  Honda Funding Inc., as its manager


                                By:             /s/ Y. KOHAMA
                                   ------------------------------------
                                        Name:   Y. Kohama
                                        Title:  President

                                HONDA TITLING D L.P.,
                                     as Grantor and UTI Beneficiary
                                By:  Honda Titling D LLC, its general partner
                                By:  Honda Funding Inc., as its manager

                                By:             /s/ Y. KOHAMA
                                   ------------------------------------
                                        Name:   Y. Kohama
                                        Title:  President

                                AMERICAN HONDA FINANCE CORPORATION, as Servicer

                                By:               /s/ Y. KOHAMA
                                   ------------------------------------
                                        Name:     Y. Kohama
                                        Title:    President


                                HVT, INC., as Origination Trustee of the Honda
                                    Lease Trust


                                By:         /s/ PATRICIA M. CHILD
                                   ------------------------------------
                                        Name:     Patricia M. Child
                                        Title:    Vice President


                                DELAWARE TRUST CAPITAL
                                MANAGEMENT, INC., as Delaware Trustee of
                                   the Honda Lease Trust

                                By:         /s/ STEPHEN J. KABA
                                   ------------------------------------
                                        Name:     Stephen J. Kaba
                                        Title:    Vice President


                                U.S. BANK NATIONAL ASSOCIATION,
                                     as Trust Agent and, for Certain Limited
                                     Purposes, as 1999-A Owner Trustee

                                By:         /s/ PATRICIA M. CHILD
                                   ------------------------------------
                                        Name:     Patricia M. Child
                                        Title:    Vice President

                                   SCHEDULE I


                        SCHEDULE OF 1999-A CONTRACTS AND
                  1999-A LEASED VEHICLES AS OF THE CUTOFF DATE




                  (Omitted. On file with the Servicer, the Origination Trustee, the 1999-A Owner Trustee and the 1999-A Indenture Trustee.)

                                                                     EXHIBIT A

                                HONDA LEASE TRUST

                  FORM OF HTA LP/HTB LP 1999-A SUBI CERTIFICATE


                  Evidencing interests in specified 1999-A SUBI Assets within the 1999-A SUBI Sub-Trust (as defined below).

                  This Certificate does not represent any obligation of, or an interest in, American Honda Finance Corporation, Honda Titling A L.P., Honda Titling B L.P., Honda Titling Inc., HVT, Inc., Delaware Trust Capital Management, Inc., Honda Titling C L.P., Honda Titling D L.P., Honda Funding Inc., or any of their respective affiliates.

Number [1/2/3/4]

                  THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, [98.01%] [0.99%] [0.99%] [0.01%] beneficial interest in specified assets of the 1999-A SUBI (the "1999-A SUBI") which in turn is comprised of interests in the assets of the 1999-A SUBI Sub-Trust (the "1999-A SUBI Sub-Trust") of the Honda Lease Trust, a Delaware business trust (the "Origination Trust"), formed pursuant to the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Origination Trust Agreement"), by and among Honda Titling A L.P. and Honda Titling B L.P., as Grantors and UTI Beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries"), HVT, Inc., a Delaware corporation (the "Origination Trustee"), Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee (the "Delaware Trustee"), American Honda Finance Corporation, as servicer (the "Servicer"), and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"). A summary of certain of the provisions of the Origination Trust Agreement and the 1999-A SUBI Supplement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Agreement of Definitions dated as of July 1, 1999, by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

                  This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate and the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate are duly authorized SUBI Certificates issued under the 1999-A SUBI Supplement to the Origination Trust Agreement (the "1999-A SUBI Supplement") dated as of July 1, 1999, among the UTI Beneficiaries, the Transferors, the Origination Trustee, the Servicer and U.S. Bank, as Trust Agent and, for certain limited purposes as set forth therein, as 1999-A Owner Trustee. This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate is subject to the terms, provisions and conditions of the Origination Trust Agreement and the 1999-A SUBI Supplement, to which any Beneficiary of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

                  Also issued or to be issued under the Origination Trust Agreement are various other series of certificates evidencing undivided interests in the 1999-A SUBI Sub-Trust and in other Sub-Trusts of the Origination Trust. Prior to the date of initial issue of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the following certificates have been issued: (i) UTI Certificate No. 1, representing 99% of the beneficial interests in the UTI and (ii) UTI Certificate No. 2, representing 1% of the beneficial interests in the UTI. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust. Concurrently herewith, on the date of initial issue of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the Origination Trust is also issuing (a) SUBI Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (b) SUBI Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (c) SUBI Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (d) Residual Value Insurance Certificate No. 1, representing a 98.01% beneficial interest in the 1999-A Residual Value Insurance Proceeds, (e) Residual Value Insurance Certificate No. 2, representing a 0.99% beneficial interest in the 1999-A Residual Value Insurance Proceeds, (f) Residual Value Insurance Certificate No. 3, representing a 0.99% beneficial interest in the 1999-A Residual Value Insurance Proceeds, and (g) Residual Value Insurance Certificate No. 4, representing a 0.01% beneficial interest in the 1999-A Residual Value Insurance Proceeds.

                  The property of the Origination Trust is identified in the Origination Trust Agreement and the property of the 1999-A SUBI Sub-Trust is identified in the 1999-A SUBI Supplement. Pursuant to the 1999-A SUBI Supplement, the 1999-A SUBI Assets and the 1999-A Residual Value Insurance Proceeds were identified and allocated on the records of the Origination Trust as a separate SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), and the beneficial interest in the 1999-A SUBI Sub-Trust was designated as a separate SUBI known as the "1999-A SUBI". The interests in the 1999-A SUBI Sub-Trust are currently represented by eight SUBI Certificates: (i) this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A SUBI Assets, (ii) a 1999-A SUBI
Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A SUBI Assets, (iii) a 1999-A SUBI Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A SUBI Assets, (iv) a
1999-A SUBI Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A SUBI Assets, (v) a Residual Value Insurance Certificate evidencing beneficial interests in 98.01% of the 1999-A Residual Value Insurance Proceeds, (vi) a Residual Value Insurance Certificate evidencing beneficial interest in 0.99% of the 1999-A Residual Value Insurance Proceeds,
(vii) a Residual Value Insurance Certificate evidencing beneficial interests in 0.99% of the 1999-A Residual Value Insurance Proceeds, and (viii) a Residual Value Insurance Certificate evidencing beneficial interest in 0.01% of the 1999-A Residual Value Insurance Proceeds. Any holder of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate, the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate or the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate shall be considered a 1999-A SUBI Beneficiary. The rights of the Beneficiaries of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate, HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to certain of the proceeds of the 1999-A SUBI Assets and the 1999-A Residual Value Insurance Proceeds are and will be further set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement.

                  This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the 1999-A Contracts (and the related Lessors) and the 1999-A Leased Vehicles allocated to the 1999-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement. Copies of the Origination Trust Agreement and the 1999-A SUBI Supplement may be examined during normal business hours at the principal office of the Origination Trustee, and at such other places, if any, designated by the Origination Trustee, by each 1999-A SUBI Beneficiary upon request.

                  By accepting this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust

(except for those evidenced by the 1999-A Residual Value Insurance Certificates) and those proceeds or assets derived from or earned by the 1999-A SUBI Assets (except for those evidenced by the 1999-A Residual Value Insurance Certificates and the proceeds therefrom). In addition, by accepting this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Trust Assets other than those included within the 1999-A SUBI Sub-Trust.

                  The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI and the 1999-A SUBI Portfolio, in accordance with the provisions of Section 14.03 thereof. Any amendment of the Origination Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and the 1999-A SUBI or the 1999-A SUBI Portfolio shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI or the 1999-A SUBI Portfolio, and such amendments shall not require the consent of any 1999-A SUBI Beneficiary or the 1999-A Owner Trustee. If approval of any 1999-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate.

                  As provided in the Origination Trust Agreement and the 1999-A SUBI Supplement, this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

                  Prior to due presentation of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Origination Trust Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

                  Unless this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate shall not entitle the holder hereof to any benefit under the Origination Trust Agreement or the 1999-A SUBI Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Origination Trustee and the Delaware Trustee, on behalf of the Origination Trust and not in their individual capacities, have caused this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate to be duly executed.

Dated:  July ___, 1999

                                     HONDA LEASE TRUST

                                     By: HVT, INC., as Origination Trustee


                                     By: ______________________________
                                         Authorized Officer


                                     By: DELAWARE TRUST CAPITAL
                                         MANAGEMENT, INC., as Delaware Trustee


                                     By: ______________________________
                                         Authorized Officer

                                                                   EXHIBIT B

                                HONDA LEASE TRUST

                         FORM OF 1999-A SUBI CERTIFICATE


                  Evidencing interests in specified 1999-A SUBI Assets within the 1999-A SUBI Sub-Trust (as defined below).

                  This Certificate does not represent any obligation of, or an interest in, American Honda Finance Corporation, Honda Titling A L.P., Honda Titling B L.P., Honda Titling Inc., HVT, Inc., Delaware Trust Capital Management, Inc., Honda Titling C L.P., Honda Titling D L.P., Honda Funding Inc., or any of their respective affiliates.

Number [5/6]

                  THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, [98.802%/.998%] beneficial interest in specified assets of the 1999-A SUBI (the "1999-A SUBI") which in turn is comprised of interests in the assets of the 1999-A SUBI Sub-Trust (the "1999-A SUBI Sub-Trust") of the Honda Lease Trust, a Delaware business trust (the "Origination Trust"), formed pursuant to the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Origination Trust Agreement"), by and among Honda Titling A L.P. and Honda Titling B L.P., as Grantors and UTI Beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries"), HVT, Inc., a Delaware corporation (the "Origination Trustee"), Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee (the "Delaware Trustee"), American Honda Finance Corporation, as servicer (the "Servicer"), and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"). A summary of certain of the provisions of the Origination Trust Agreement and the 1999-A SUBI Supplement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Agreement of Definitions dated as of July 1, 1999, by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

                  This [HTC LP][HTD LP] 1999-A SUBI Certificate, the [HTC LP][HTD LP] 1999-A SUBI Certificate, the HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate are duly authorized SUBI Certificates issued under the 1999-A SUBI Supplement to the Origination Trust Agreement (the "1999-A SUBI Supplement") dated as of July 1, 1999, among the UTI Beneficiaries, the Transferors, the Origination Trustee, the

Servicer and U.S. Bank, as Trust Agent and, for certain limited purposes as set forth therein, as 1999-A Owner Trustee. This [HTC LP][HTD LP] 1999-A SUBI Certificate is subject to the terms, provisions and conditions of the Origination Trust Agreement and the 1999-A SUBI Supplement, to which any Beneficiary of this [HTC LP][HTD LP] 1999-A SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

                  Also issued or to be issued under the Origination Trust Agreement are various other series of certificates evidencing undivided interests in the 1999-A SUBI Sub-Trust and in other Sub-Trusts of the Origination Trust. Prior to the date of initial issue of this [HTC LP][HTD LP] 1999-A SUBI Certificate, the following certificates have been issued: (i) UTI Certificate No. 1, representing 99% of the beneficial interests in the UTI, (ii) UTI Certificate No. 2, representing 1% of the beneficial interests in the UTI,
(iii) SUBI Certificate No. 1, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), which Certificate has been cancelled, (iv) SUBI Certificate No. 2, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), which Certificate has been cancelled, (v) SUBI Certificate No. 3 representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), which Certificate has been cancelled, (vi) SUBI Certificate No. 4, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), which Certificate has been cancelled, (vii) Residual Value Insurance Certificate No. 1, representing a 98.01% beneficial interest in the 1999-A Residual Value Insurance Proceeds, (viii) Residual Value Insurance Certificate No. 2, representing a 0.99% beneficial interest in the 1999-A Residual Value Insurance Proceeds, (ix) Residual Value Insurance Certificate No. 3, representing a 0.99% beneficial interest in the 1999-A Residual Value Insurance Proceeds, and (x) Residual Value Insurance Certificate No. 4, representing a 0.01% beneficial interest in the 1999-A Residual Value Insurance Proceeds. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust. Concurrently herewith, on the date of initial issue of this [HTC LP][HTD LP] 1999-A SUBI Certificate, the Origination Trust is also issuing (a) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (b) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles) and (c) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles).

                  The property of the Origination Trust is identified in the Origination Trust Agreement and the property of the 1999-A SUBI Sub-Trust is identified in the 1999-A SUBI Supplement. Pursuant to the 1999-A SUBI Supplement, the 1999-A SUBI Assets and the 1999-A Residual Value Insurance Proceeds were identified and allocated on the records of the Origination Trust as a separate SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), and the beneficial interest in the 1999-A SUBI Sub-Trust was designated as a separate SUBI known as the "1999-A SUBI". The 1999-A SUBI Assets do not include the 1999-A Residual Value Insurance Proceeds, which are represented by the 1999-A Residual Value Insurance Certificates. The interests in the 1999-A SUBI Assets are currently represented by eight SUBI Certificates: (i) this 1999-A SUBI Certificate evidencing beneficial interests in [98.802%/.998%] of the 1999-A SUBI Assets,
(ii) a 1999-A SUBI Certificate evidencing beneficial interests in [98.802%/.998%] of the 1999-A SUBI Assets, (iii) a 1999-A SUBI Certificate evidencing beneficial interests in 0.198% of the 1999-A SUBI Assets, (iv) a 1999-A SUBI Certificate evidencing beneficial interests in 0.002% of the 1999-A SUBI Assets, (v) a Residual Value Insurance Certificate evidencing beneficial interests in 98.01% of the 1999-A Residual Value Insurance Proceeds, (vi) a Residual Value Insurance Certificate evidencing beneficial interest in 0.99% of the 1999-A Residual Value Insurance Proceeds, (vii) a Residual Value Insurance Certificate evidencing beneficial interests in 0.99% of the 1999-A Residual Value Insurance Proceeds, and (viii) a Residual Value Insurance Certificate evidencing beneficial interest in 0.01% of the 1999-A Residual Value Insurance Proceeds. Any holder of this [HTC LP][HTD LP] 1999-A SUBI Certificate, the [HTC LP][HTD LP] 1999-A SUBI Certificate, the HTC LP Retained 1999-A SUBI Certificate or the HTD LP Retained 1999-A SUBI Certificate shall be considered a 1999-A SUBI Beneficiary. The rights of the Beneficiaries of this [HTC LP][HTD LP] 1999-A SUBI Certificate, the [HTC LP][HTD LP] 1999-A SUBI Certificate, the HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate to certain of the proceeds of the 1999-A SUBI Assets and the 1999-A Residual Value Insurance Proceeds are and will be further set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement.

                  This [HTC LP][HTD LP] 1999-A SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the 1999-A Contracts (and the related Lessors) and the 1999-A Leased Vehicles allocated to the 1999-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement. Copies of the Origination Trust Agreement and the 1999-A SUBI Supplement may be examined during normal business hours at the principal office of the Origination Trustee, and at such other places, if any, designated by the Origination Trustee, by each 1999-A SUBI Beneficiary upon request.

                  By accepting this [HTC LP][HTD LP] 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust and those proceeds or assets derived from or earned by the 1999-A SUBI Assets. In addition, by accepting this [HTC LP][HTD LP] 1999-A SUBI

Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Trust Assets other than those included within the 1999-A SUBI Sub-Trust.

                  The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI and the 1999-A SUBI Portfolio, in accordance with the provisions of Section 14.03 thereof. Any amendment of the Origination Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and the 1999-A SUBI or the 1999-A SUBI Portfolio shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI or the 1999-A SUBI Portfolio, and such amendments shall not require the consent of any 1999-A SUBI Beneficiary or the 1999-A Owner Trustee. If approval of any 1999-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this [HTC LP][HTD LP] 1999-A SUBI Certificate.

                  As provided in the Origination Trust Agreement and the 1999-A SUBI Supplement, this [HTC LP][HTD LP] 1999-A SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

                  Prior to due presentation of this [HTC LP][HTD LP] 1999-A SUBI Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this [HTC LP][HTD LP] 1999-A SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Origination Trust Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

                  Unless this 1999-A SUBI Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this [HTC LP][HTD LP] 1999-A SUBI Certificate shall not entitle the holder hereof to any benefit under the Origination Trust Agreement or the 1999-A SUBI Supplement or be valid for any purpose.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the Origination Trustee and the Delaware Trustee, on behalf of the Origination Trust and not in their individual capacities, have caused this [HTC LP][HTD LP] 1999-A SUBI Certificate to be duly executed.

Dated:  [July ___], 1999

                                      HONDA LEASE TRUST

                                      By: HVT, INC., as Origination Trustee


                                      By: ______________________________
                                          Authorized Officer


                                      By: DELAWARE TRUST CAPITAL
                                          MANAGEMENT, INC., as DelawareTrustee


                                      By: ______________________________
                                          Authorized Officer

                                                                     EXHIBIT C

                                HONDA LEASE TRUST

            FORM OF [HTC LP][HTD LP] RETAINED 1999-A SUBI CERTIFICATE


                  Evidencing interests in specified 1999-A SUBI Assets within the 1999-A SUBI Sub-Trust (as defined below).

                  This Certificate does not represent any obligation of, or an interest in, American Honda Finance Corporation, Honda Titling A L.P., Honda Titling B L.P., Honda Titling Inc., HVT, Inc., Delaware Trust Capital Management Inc., Honda Titling C L.P., Honda Titling D L.P., Honda Funding Inc., or any of their respective affiliates.

Number [7/8]

                  THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, [.198%] [.002%] beneficial interest in specified assets of the 1999-A SUBI (the "1999-A SUBI") which in turn is comprised of interests in the assets of the 1999-A SUBI Sub-Trust (the "1999-A SUBI Sub-Trust") of the Honda Lease Trust, a Delaware business trust (the "Origination Trust"), formed pursuant to the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Origination Trust Agreement"), by and among Honda Titling A L.P. and Honda Titling B L.P., as Grantors and UTI Beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries"), HVT, Inc., a Delaware corporation (the "Origination Trustee"), Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee (the "Delaware Trustee"), American Honda Finance Corporation, as servicer (the "Servicer"), and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"). A summary of certain of the provisions of the Origination Trust Agreement and the 1999-A SUBI Supplement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Agreement of Definitions dated as of July 1, 1999, by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

                  This [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate are duly authorized SUBI Certificates issued under the 1999-A SUBI Supplement to the Origination Trust Agreement (the "1999-A SUBI Supplement") dated as of July 1, 1999, among the UTI Beneficiaries, the Transferors, the Origination Trustee, the Servicer and U.S. Bank, as Trust Agent and, for certain limited purposes as set forth therein, as 1999-A Owner Trustee. This [HTC LP][HTD LP] Retained 1999-A SUBI Certificate is subject to the terms, provisions and conditions of the Origination Trust Agreement and the 1999-A SUBI Supplement, to which any Beneficiary of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

                  Also issued or to be issued under the Origination Trust Agreement are various other series of certificates evidencing undivided interests in the 1999-A SUBI Sub-Trust and in other Sub-Trusts of the Origination Trust. Prior to the date of initial issue of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the following certificates have been issued:
(i) UTI Certificate No. 1, representing 99% of the beneficial interests in the UTI, (ii) UTI Certificate No. 2 representing 1% of the beneficial interests in the UTI, (iii) SUBI Certificate No. 1, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), which Certificate has been cancelled, (iv) SUBI Certificate No. 2, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), which Certificate has been cancelled, (v) SUBI Certificate No. 3 representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), which Certificate has been cancelled, (vi) SUBI Certificate No. 4, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interest in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), which Certificate has been cancelled, (vii) Residual Value Insurance Certificate No. 1, representing a 98.01% beneficial interest in the 1999-A Residual Value Insurance Proceeds, (viii) Residual Value Insurance Certificate No. 2, representing a 0.99% beneficial interest in the 1999-A Residual Value Insurance Proceeds, (ix) Residual Value Insurance Certificate No. 3, representing a 0.99% beneficial interest in the 1999-A Residual Value Insurance Proceeds, and (x) Residual Value Insurance Certificate No. 4, representing a 0.01% beneficial interest in the 1999-A Residual Value Insurance Proceeds. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust. Concurrently herewith, on the date of initial issue of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the Origination Trust is also issuing (a) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (b) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles) and (c) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles).

                  The property of the Origination Trust is identified in the Origination Trust Agreement and the property of the 1999-A SUBI Sub-Trust is identified in the 1999-A SUBI Supplement. Pursuant to the 1999-A SUBI Supplement, the 1999-A SUBI Assets were identified and allocated on the records of the Origination Trust as a separate SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), and the beneficial interest in the 1999-A SUBI Sub-Trust was designated as a separate SUBI known as the "1999-A SUBI". The 1999-A SUBI Assets do not include the 1999-A Residual Value Insurance Proceeds, which are represented by the 1999-A Residual Value Insurance Certificates. The interests in the 1999-A SUBI Assets are currently represented by eight SUBI Certificates:
(i) this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate evidencing beneficial interests in [.198%/.002%] of the 1999-A SUBI Assets, (ii) a SUBI Certificate evidencing beneficial interests in [.198%/.002%] of the 1999-A SUBI Assets,
(iii) a SUBI Certificate evidencing beneficial interests in 98.802% of the 1999-A SUBI Assets, (iv) a SUBI Certificate evidencing beneficial interests in 0.998% of the 1999-A SUBI Assets, (v) a Residual Value Insurance Certificate evidencing beneficial interests in 98.01% of the 1999-A Residual Value Insurance Proceeds, (vi) a Residual Value Insurance Certificate evidencing beneficial interest in 0.99% of the 1999-A Residual Value Insurance Proceeds, (vii) a Residual Value Insurance Certificate evidencing beneficial interests in 0.99% of the 1999-A Residual Value Insurance Proceeds, and (viii) a Residual Value Insurance Certificate evidencing beneficial interest in 0.01% of the 1999-A Residual Value Insurance Proceeds. Any holder of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the HTC LP 1999-A SUBI Certificate or the HTD LP 1999-A SUBI Certificate shall be considered a 1999-A SUBI Beneficiary. The rights of the Beneficiaries of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate to certain of the proceeds of the 1999-A SUBI Assets are and will be further set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement.

                  This [HTC LP][HTD LP] Retained 1999-A SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the 1999-A Contracts (and the related Lessors) and the 1999-A Leased Vehicles allocated to the 1999-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement. Copies of the Origination Trust Agreement and the 1999-A SUBI Supplement may be examined during normal business hours at the principal office of the Origination Trustee, and at such other places, if any, designated by the Origination Trustee, by each 1999-A SUBI Beneficiary upon request.

                  By accepting this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust and those proceeds or assets derived from or earned by the 1999-A SUBI Assets. In addition, by accepting this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Trust Assets other than those included within the 1999-A SUBI Sub-Trust.

                  The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI and the 1999-A SUBI Portfolio, in accordance with the provisions of Section 14.03 thereof. Any amendment of the Origination Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and the 1999-A SUBI or the 1999-A SUBI Portfolio shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI or the 1999-A SUBI Portfolio, and such amendments shall not require the consent of any 1999-A SUBI Beneficiary or the 1999-A Owner Trustee. If approval of any 1999-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate.

                  As provided in the Origination Trust Agreement and the 1999-A SUBI Supplement, this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

                  Prior to due presentation of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Origination Trust Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

                  Unless this 1999-A SUBI Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate shall not entitle the holder hereof to any benefit under the Origination Trust Agreement or the 1999-A SUBI Supplement or be valid for any purpose.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the Origination Trustee and the Delaware Trustee, on behalf of the Origination Trust and not in their individual capacities, have caused this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate to be duly executed.

Dated:  [July ___], 1999

                                    HONDA LEASE TRUST

                                    By: HVT, INC., as Origination Trustee


                                    By: ______________________________
                                        Authorized Officer


                                    By: DELAWARE TRUST CAPITAL
                                        MANAGEMENT, INC., as DelawareTrustee


                                    By: ______________________________
                                        Authorized Officer

                                                                    EXHIBIT D

                                HONDA LEASE TRUST

               FORM OF 1999-A RESIDUAL VALUE INSURANCE CERTIFICATE


                  Evidencing interests in specified proceeds of certain residual value insurance proceeds within the 1999-A SUBI Sub-Trust (as defined below).

                  This Certificate does not represent any obligation of, or an interest in, American Honda Finance Corporation, Honda Titling A L.P., Honda Titling B L.P., Honda Titling Inc., HVT, Inc., Delaware Trust Capital Management Inc., Honda Titling C L.P., Honda Titling D L.P., Honda Funding Inc., or any of their respective affiliates.

Number [1/2/3/4]

                  THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, [98.01%] [0.99%] [0.99%] [0.01%] beneficial interest in the 1999-A
Residual Value Insurance Proceeds included in the 1999-A SUBI (the "1999-A SUBI") which in turn is comprised of interests in the assets of the 1999-A SUBI Sub-Trust (the "1999-A SUBI Sub-Trust") of the Honda Lease Trust, a Delaware business trust (the "Origination Trust"), formed pursuant to the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Origination Trust Agreement"), by and among Honda Titling A L.P. and Honda Titling B L.P., as Grantors and UTI Beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries"), HVT, Inc., a Delaware corporation (the "Origination Trustee"), Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee (the "Delaware Trustee"), American Honda Finance Corporation, as servicer (the "Servicer"), and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"). A summary of certain of the provisions of the Origination Trust Agreement and the 1999-A SUBI Supplement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Agreement of Definitions dated as of July 1, 1999, by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

                  This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A SUBI Certificate, the HTB LP/HTD LP 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA

LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate and the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate are duly authorized SUBI Certificates issued under the 1999-A SUBI Supplement to the Origination Trust Agreement (the "1999-A SUBI Supplement") dated as of July 1, 1999, among the UTI Beneficiaries, the Transferors, the Origination Trustee, the Servicer and U.S. Bank, as Trust Agent and, for certain limited purposes as set forth therein, as 1999-A Owner Trustee. This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate is subject to the terms, provisions and conditions of the Origination Trust Agreement and the 1999-A SUBI Supplement, to which any SUBI Beneficiary of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

                  Also issued or to be issued under the Origination Trust Agreement are various other series of certificates evidencing undivided interests in the 1999-A SUBI Sub-Trust and in other Sub-Trusts of the Origination Trust. Prior to the date of initial issue of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the following certificates have been issued: (i) UTI Certificate No. 1, representing 99% of the beneficial interests in the UTI and (ii) UTI Certificate No. 2 representing 1% of the beneficial interests in the UTI. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust. Concurrently herewith, on the date of initial issue of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the Origination Trust is also issuing (a) SUBI Certificate No. 1, representing 98.01% of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (b) SUBI Certificate No. 2, representing 0.99% of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (c) SUBI Certificate No. 3, representing 0.99% of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (d) SUBI Certificate No. 4, representing 0.01% of the beneficial interests in the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (e) Residual Value Insurance Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A Residual Value Insurance Proceeds, (f) Residual Value Insurance Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A
Residual Value Insurance Proceeds and (g) Residual Value Insurance Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A Residual Value Insurance Proceeds.

                  The property of the Origination Trust is identified in the Origination Trust Agreement and the property of the 1999-A SUBI Sub-Trust is identified in the 1999-A SUBI Supplement. Pursuant to the 1999-A SUBI Supplement, the 1999-A SUBI Assets and the 1999-A Residual Value Insurance Proceeds were identified and allocated on the records of the Origination Trust as a separate SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), and a beneficial interest in the 1999-A SUBI Sub-Trust was designated as a separate SUBI known as the "1999-A SUBI". The interests in the 1999-A SUBI Sub-Trust are currently represented by eight SUBI Certificates: (i) this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A Residual Value Insurance Proceeds, (ii) a Residual Value Insurance Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A Residual Value Insurance Proceeds, (iii) a Residual Value Insurance Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A Residual Value Insurance Proceeds, (iv) a Residual Value Insurance Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A Residual Value Insurance Proceeds, (v) a SUBI Certificate evidencing beneficial interests in 98.01% of the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (vi) a SUBI Certificate evidencing beneficial interests in 0.99% of the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), (vii) a SUBI Certificate evidencing beneficial interests in 0.99% of the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles), and (viii) a SUBI Certificate evidencing beneficial interests in 0.01% of the 1999-A SUBI Assets (which do not include any 1999-A Residual Value Insurance Proceeds or any residual value insurance policies relating to the 1999-A Contracts or 1999-A Leased Vehicles). Any holder of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A SUBI Certificate or the HTB LP/HTD LP 1999-A SUBI Certificate shall be considered a SUBI Beneficiary. The rights of the Beneficiaries of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate, the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate to certain of the proceeds of the 1999-A SUBI Assets are and will be further set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement.

                  This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate is limited in right of payment to certain collections and recoveries respecting the 1999-A Contracts (and the related Lessors) and the 1999-A Leased Vehicles allocated to the 1999-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement. Copies of the Origination Trust Agreement and the 1999-A SUBI Supplement may be examined during normal business hours at the principal office of the Origination Trustee, and at such other places, if any, designated by the Origination Trustee, by each 1999-A SUBI Beneficiary upon request.

                  By accepting this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust (except for those evidenced by the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate). In addition, by accepting this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included in the 1999-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Trust Assets other than those included in the 1999-A SUBI Sub-Trust.

                  The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI and the 1999-A SUBI Portfolio, in accordance with the provisions of Section 14.03 thereof. Any amendment of the Origination Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and the 1999-A SUBI or the 1999-A SUBI Portfolio shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI or the 1999-A SUBI Portfolio and such amendments shall not require the consent of any 1999-A SUBI Beneficiary or the 1999-A Owner Trustee. If approval of any 1999-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate.

                  As provided in the Origination Trust Agreement and the 1999-A SUBI Supplement, this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

                  Prior to due presentation of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Origination Trust Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

                  Unless this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this HTA LP/HTC LP 1999-A Residual Value Insurance Certificate shall not entitle the holder hereof to any benefit under the Origination Trust Agreement or the 1999-A SUBI Supplement or be valid for any purpose.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the Origination Trustee and the Delaware Trustee, on behalf of the Origination Trust and not in their individual capacities, have caused this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A Residual Value Insurance Certificate to be duly executed.

Dated:  July ___, 1999

                                  HONDA LEASE TRUST

                                  By: HVT, INC., as Origination Trustee


                                  By:
                                      -----------------------------------
                                      Authorized Officer


                                  By: DELAWARE TRUST CAPITAL
                                      MANAGEMENT, INC., as Delaware Trustee


                                  By:
                                      -----------------------------------
                                      Authorized Officer

                                TABLE OF CONTENTS

                                                                                                PAGE


                                 ARTICLE ELEVEN
                                   DEFINITIONS

11.01      Definitions...........................................................................6
11.02      Interpretation........................................................................6

                                 ARTICLE TWELVE
                    CREATION AND TERMINATION OF TRUST INTERESTS

12.01      Initial Creation of the 1999-A SUBI Sub-Trust and 1999-A SUBI.........................7
12.02      Rights in Respect of the 1999-A SUBI and the 1999-A
           Insurance Proceeds......... ..........................................................9
12.03      Issuance and Form of SUBI Certificates...............................................10
12.04      Issuance and Form of Residual Value Insurance Certificates...........................13
12.05      Filings..............................................................................15
12.06      Termination of 1999-A SUBI...........................................................15
12.07      Representations and Warranties of Origination Trustee................................15
12.08      Resignation or Removal of Origination Trustee........................................15

                                ARTICLE THIRTEEN
                   ACCOUNTS; CASH FLOWS; ELIGIBLE INVESTMENTS

13.01      1999-A SUBI Collection Account.......................................................16
13.02      1999-A SUBI Lease Account............................................................17
13.03      1999-A Payahead Account..............................................................18
13.04      Investment Gains and Losses..........................................................18
13.05      Rebalancing After Third-Party Claim..................................................19
13.06      Flow of 1999-A Residual Value Insurance Proceeds.....................................20

                                ARTICLE FOURTEEN
                            MISCELLANEOUS PROVISIONS

14.01      Governing Law........................................................................20
14.02      Effect of 1999-A SUBI Supplement on Origination Trust Agreement......................21
14.03      Amendment............................................................................21
14.04      Notices..............................................................................22
14.05      Severability of Provisions...........................................................24
14.06      Counterparts.........................................................................24

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